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FIFTH AMENDMENT TO

CREDIT AGREEMENT
THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of November 1, 2024, is by and among

THE CATO

CORPORATION, a Delaware corporation (the
“Borrower”), the other Loan Parties party hereto, the Banks

(as defined below) party hereto and
WELLS FARGO BANK, NATIONAL

ASSOCIATION, as agent on behalf of the Banks under the
Existing Credit Agreement (as hereinafter defined) (in such capacity, the “Agent”).

Capitalized terms
used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Amended
Credit Agreement.
W I T N E S S E T H
WHEREAS , the Borrower, certain Domestic Subsidiaries of the Borrower as may be from time to time party thereto, certain banks and financial institutions from time to time party thereto (the
“Banks”) and the Agent are parties to that certain Credit Agreement dated as of May 19, 2022 (as
amended by that certain First Amendment to Credit Agreement, dated as of June 6, 2022, that certain
Second Amendment to Credit Agreement, dated as of August 9, 2023,

that certain Third Amendment
to Credit Agreement, dated as of October 24, 2023, that certain Fourth Amendment to Credit
Agreement, dated as of April 25, 2024, and as further amended, modified, extended,

restated, replaced,
or supplemented from time to time, the “Existing Credit Agreement”

and, after giving effect to this
Amendment, the “Amended Credit Agreement”);
WHEREAS
, the Borrower has requested that the Required Banks and Agent amend certain
provisions of the Existing Credit Agreement; and
WHEREAS
, the Required Banks and the Agent are willing to make such amendments to the
Existing Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.
NOW,

THEREFORE
, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the
parties hereto agree as follows:
ARTICLE I

AMENDMENTS

TO CREDIT AGREEMENT
1.1 Amendment to Section 1.01
.

The following defined terms are hereby added to
Section 1.01 of the Existing Credit Agreement in the appropriate alphabetical order:

“Fifth Amendment”

means that certain Fifth Amendment to Credit Agreement dated as of the Fifth Amendment Effective Date, by and among the Loan Parties,

the Banks party
thereto and the Agent.

“Fifth Amendment Draw Request”

means the first Revolving Credit Advance or Letter
of Credit requested by the Borrower on or after the Fifth Amendment Effective Date.

“Fifth Amendment Effective Date” means November [_], 2024.

“Security Agreement”

means a security agreement executed by the Loan Parties in favor of the Agent, for the ratable benefit of the Secured Parties (as defined therein), which shall be substantially in the form and substance acceptable to the Agent in its reasonable discretion.

1.2 Amendment to definition of Loan Documents
.

The definition of Loan Documents

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set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its
entirety to read as follows:

“Loan Documents”

means this Agreement, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Security Agreement (from and after a Fifth Amendment Draw
Request), any other document evidencing, relating to or securing the Revolving Credit
Advances, or the Letters of Credit, and any other document or instrument delivered from time to time in connection with this Agreement, the Notes, the Letter of Credit Agreements, the
Letters of Credit, or Revolving Credit Advances, as such documents and instruments may be amended or supplemented from time to time.
1.3 Amendment to Section 3.02
.

Section 3.02 of the Existing Credit Agreement is
hereby amended by adding the following sentence to the end of such section:

In addition to the forgoing, the obligation of each Bank to make the Fifth Amendment
Draw Request shall be subject to receipt by the Agent of (a) a Security Agreement duly executed by, and enforceable against, each of the Loan Parties and (b) customary lien searches in the jurisdiction of incorporation of each Loan Party satisfactory to the

Agent.
1.4 Amendment to Section 3.03
.

Section 3.03 of the Existing Credit Agreement is
hereby amended by adding the following sentence to the end of such section:

In addition to the forgoing, the obligation of the Issuing Bank to make the Fifth
Amendment Draw Request shall be subject to receipt by the Agent of (a) a Security Agreement duly executed by, and enforceable against, each of the Loan Parties and (b) customary lien searches in the jurisdiction of incorporation of each Loan Party satisfactory to the

Agent.
1.5 Amendment to Section 5.03 . Section 5.03 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
5.03 Minimum EBITDAR Coverage Ratio. On the last day of each Fiscal Quarter, the
Minimum EBITDAR Coverage Ratio shall not be less than (a)

with respect to the third Fiscal
Quarter of 2024, 0.90 to 1.0 and (b) with respect to each subsequent Fiscal Quarter, (i) to the extent Liquidity at any time during such Fiscal Quarter was less than

$100,000,000, 1.15 to
1.0 or (ii) otherwise, 1.05 to 1.0.

Other than with respect to the period beginning on the Fifth
Amendment Effective Date through and including the date financial statements for the 2024
Fiscal Year are

required to be delivered pursuant to Section 5.01, to the extent (i) a Liquidity
Event occurs and (ii) the Minimum EBITDAR Coverage Ratio as of the most recently ended
Fiscal Quarter for which Financial Statements have been delivered was less than 1.05 to 1.0, the Borrower shall be in violation of this Section 5.03 and an immediate Event of Default shall occur pursuant to Section 6.01(b).

1.6 Amendment to Section 5.11(o) . Clause (o) appearing in Section 5.11 of the Credit
Agreement is hereby amended and restated in its entirety to read as follows:

(o)

Liens (i) created pursuant to the Loan Documents (including the Security
Agreement) and (ii) not described in subclauses (a) through (n) above, the foregoing clause
(o)(i), or subclause (m) below that relate to liabilities not in excess of $2,000,000 in the aggregate; and
1.7 Amendment to Section 6.01(p) . Clause (p) appearing in Section 6.01 of the Existing
Credit Agreement is hereby amended and restated in its entirety to read as follows:

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(p) the Security Agreement shall for any reason cease to create a valid and perfected first priority Lien (subject to Liens permitted pursuant to Section 5.11) on, or security interest in, any of the Collateral (as defined in the Security Agreement) purported to be covered thereby, in each case other than in accordance with the express terms hereof or thereof,
ARTICLE II

CONDITIONS TO

EFFECTIVENESS
This Amendment shall become effective as of the day and year set forth above

(the “Fifth
Amendment Effective Date”) when the Agent shall have received a copy of this

Amendment duly
executed by each of the Borrower, the other Loan Parties, the Required Banks and the Agent.
ARTICLE III

MISCELLANEOUS
3.1 Amended Terms. On and after the Fifth Amendment Effective Date, all references to the Existing Credit Agreement in each of the Loan Documents shall hereafter mean the Amended
Credit Agreement as amended by

this

Amendment.
Except

as

specifically amended

hereby

or
otherwise

agreed,

the
Existing
Credit Agreement

is

hereby

ratified

and

confirmed

and

shall
remain

in

full

force

and

effect

according

to

its terms.
3.2 Reaffirmation of Obligations. The Borrower hereby ratifies the Existing Credit
Agreement

as amended by this Amendment and acknowledges and reaffirms (a) that it is bound by all
terms of the Existing Credit Agreement as so amended applicable to it and (b) that it is responsible for
the observance and full performance of its Obligations.
3.3 Loan Document. This Amendment shall constitute a Loan Document under the terms of the Amended Credit Agreement.

3.4 Further Assurances. The Borrower agrees to promptly take such action, upon the request of the Agent, as is necessary to carry out the intent of this Amendment.
3.5 Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto relating to the subject matter hereof and thereof and supersede all
previous documents, agreements and understandings, oral or written, relating to the subject matter
hereof and thereof.
3.6 Counterparts; Telecopy. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which when so executed and delivered will
constitute an original, but all of which when taken together will constitute a single contract.

Delivery
of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective
as an original and shall constitute a representation that an original will be delivered.
3.7 No Actions, Claims, Etc. As of the date hereof, the Borrower hereby acknowledges and confirms that it has no knowledge of any actions, causes of action,

claims, demands, damages and
liabilities of whatever kind or nature, in law or in equity, against the Agent, the Banks, or the Agent’s or the Banks’ respective officers, employees,

representatives, agents, counsel or directors arising from
any action by such Persons, or failure of such Persons to act under the Existing

Credit Agreement on or
prior to the date hereof.
3.8
NORTH CAROLINA LAW

.

THIS AMENDMENT SHALL BE CONSTRUED

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IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE

OF NORTH
CAROLINA.
3.9 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
3.10 Expenses.

Notwithstanding the provisions of Section 9.03 of the Existing

Credit
Agreement, each party hereto agrees that it shall be responsible for its own expenses in connection with
this Amendment; provided

however the Borrower shall pay fees and disbursements of outside counsel for the Agent in connection with the preparation of this Amendment.
3.11 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The
jurisdiction, service of process and waiver of jury trial provisions set forth in Section 9.16 of the
Existing Credit Agreement are hereby incorporated by reference, mutatis mutandis.
[REMAINDER OF PAGE INTENTIONALLY

LEFT BLANK]

IN WITNESS WHEREOF the parties hereto

have caused this Amendment to be duly

executed on
the date first above written.
BORROWER:
THE CATO CORPORATION
By:

_________________________
Charles D. Knight
Executive Vice President and Chief Financial Officer

Acknowledged and Agreed to:
GUARANTORS:

CADEL LLC
By:

Name:
Title:
CHW, LLC
By:

Name:
Title:
CATO

OF TEXAS L.P.
By:

Name:
Title:
CATOSOU

TH LLC
By:

Name:
Title:
catocorp.com, LLC
By:

Name:
Title:
CATOWEST,

LLC
By:

Name:
Title:
CATO

SOUTHWEST, INC.
By:

Name:
Title:

CATO

WO LLC
By:

Name:
Title:
CATO

OF FLORIDA L.L.C.
By:

Name:
Title:
CATO

OF TENNESSEE, LLC
By:

Name:
Title:
CATO

OF VIRGINIA, LLC
By:

Name:
Title:
CATO

OF NORTH CAROLINA, LLC
By:

Name:
Title:
CATO

OF ILLINOIS, LLC
By:

Name:
Title:
CATO

OF SOUTH CAROLINA, LLC
By:

Name:
Title:
OHIO CATO

STORES, LLC
By:

Name:
Title:

CATO

OF GEORGIA, LLC
By:

Name:
Title:

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AGENT AND BANKS:
WELLS FARGO BANK, NATIONAL
ASSOCIATION , as Agent, Issuing Bank and as a Bank
By:

_________________________
Name: Brad D. Bostick
Title: Senior Vice President